American Century ETF Trust Summary Prospectus and Prospectus Supplement American Century® Emerging Markets Bond ETF
Supplement dated September 11, 2024 ■ Summary Prospectus and Prospectus dated January 1, 2024

The Board of Trustees has approved the liquidation and termination of the American Century Emerging Markets Bond ETF (the “Fund”). Accordingly, shares of the Fund will cease trading on the NYSE Arca, Inc. (the “Exchange”), and will be closed to purchase by investors as of the close of regular trading on the Exchange on September 26, 2024 (the “Closing Date”). The Fund will not accept purchase orders after the Closing Date.

From the Closing Date through October 3, 2024 (the “Liquidation Date”), shareholders will be unable to dispose of their shares on the Exchange, and there is no assurance that there will be a market for the Fund’s shares during this period.

From the date of this supplement through the Liquidation Date, the Fund should be expected to depart from its stated investment objective and strategies as it converts any remaining portfolio holdings to cash in preparation for the final distribution to shareholders.

On or about the Liquidation Date, the Fund will distribute the net asset value per share in cash, pro rata, to all shareholders who have not previously redeemed or sold their shares. As calculated and distributed on the Liquidation Date, the Fund’s net asset value will reflect certain costs of closing the Fund. These distributions are a taxable event for shareholders that are subject to federal income tax. In addition, these payments to shareholders may include accrued capital gains and dividends.

Once the distributions are complete, the Fund will terminate.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-98566 2409